Exhibit 99.2

Fiscal Q1 2021 Results November 5, 2020

2 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Cautionary Statement • Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: statements about our expected financial performance, including revenue, expenses, earnings or cash flow; operators’ expected operating and financial performance, including production, deliveries, mine plans and reserves, development, cash flows and capital expenditures; planned and potential acquisitions or dispositions, including funding schedules and conditions; liquidity, financing and dividends; our overall investment portfolio; macroeconomic and market conditions including the impacts of COVID-19; prices for gold, silver, copper, nickel and other metals; potential impairments; or tax changes. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a low-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, changes to mine plans and reserves, liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our stream or royalty agreements, or operational disruptions due to COVID-19; risks associated with doing business in foreign countries; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2020. Most of these factors are beyond our ability to predict or control. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements . • Statement Regarding Third-party Information: Certain information provided in this presentation, including production estimates for calendar 2020, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. Information in this presentation concerning the Khoemacau Copper Project mine life, construction completion, current staffing levels and activity focus, underground development, cost information and initial deliveries of silver under the streaming agreement was provided to the Company by Cupric Canyon Capital L.P., the privately-held owner and developer of Khoemacau. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information.

3 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Today’s Speakers Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer Mark Isto Executive VP and COO, Royal Gold Corp.

4 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Q1 2021 Overview • Highlights • Record revenue of $146.9M • Volume of 76,900 GEOs1 • $106.9M net income, or $1.63/share • $0.82/share, adjusted to exclude2: • $0.52/share gain on sale of Peak Gold interests • $0.04/share gain on equity securities • $0.37/share for discrete tax benefits •($0.12)/share tax effect of the above adjustments • $94.2M cash flow from operations • $18.4M in dividends • Significant strategic achievements • Sold ownership interest in the Peak Gold Project • Separated Golden Star streams into Wassa stream and Prestea and Bogoso stream • Funded $11M towards Khoemacau silver stream • Increased net cash2 to $138M, with ~$1.1B total available liquidity

5 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 First ore delivered to surface - August 19, 2020 Recent Developments • Khoemacau progress3 • Construction continues to advance • Overall progress ~70% • Capital committed ~87% • $32.5M contribution to silver stream made October 5 • $179.3M total contribution to date • Remaining commitment of $32.7M to $85.7M

6 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Recent Developments • Khoemacau progress3

7 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Recent Developments • Khoemacau progress3 Surge tank platform installation Jameson cells civils and pipe work Khoemacau bay at BPC substation

8 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Recent Developments • Wassa as reported by the operator4 • Wassa is now the sole focus of Golden Star • Mining rate continues to increase • 4,960 t/d average in FQ1 • Capital projects to be commissioned FQ2; intended to further increase production rates • Paste fill plant • Electrical upgrade and Genser facility • Aggressive exploration program underway • Targets identified are in-mine, near-mine and regional • PEA on Southern Extension area to be completed January 2021

9 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Fiscal Q1 Financial Results • $146.9M revenue • $106.9M net income, or $1.63/share • $0.82/share, adjusted to exclude2: • $0.52/share gain on sale of Peak Gold interests • $0.04/share gain on equity securities • $0.37/share for discrete tax benefits •($0.12)/share tax effect of the above adjustments • $94.2M cash flow from operations • Guidance: • Fiscal Q2 2021 stream segment: • 52,000-57,000 GEO sales • 23,000-28,000 GEO ending inventory • Full year fiscal 2021: • $590-640/GEO DD&A1 • 19-23% effective tax rate

10 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Fiscal Q1 Liquidity • ~$1.1B of liquidity available at September 30, 2020 • Additional $75M repaid on revolving credit facility on October 2, 2020 after receipt of Peak Gold Project sale proceeds September 30, 2020 Amount (US$ M) Undrawn revolving credit facility 725 Working capital 414 Total available liquidity $1,139 Khoemacau stream commitments: Completed 146.8 Remaining: CY 2020 – completed* 32.5 CY 2021** 32.7 – 85.7 Total remaining commitments (as of Sept. 30) $65.2 – 118.2 * $32.5M contribution made October 5, 2020; no further contributions are expected in CY 2020 ** CY2021 contribution depends on KCM option to increase the silver stream from 80% up to 100% of payable silver

11 ROYAL GOLD, INC. | FISCAL Q1 2021 RESULTS | NOVEMBER 5, 2020 Endnotes 1. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period. DD&A per GEO is calculated as reported depreciation, depletion and amortization for a period divided by GEOs for that same period. 2. Adjusted net income, adjusted net income per share and net cash/debt are non-GAAP financial measures. See Schedule A to the accompanying press release dated November 4, 2020 for more information. 3. Certain information on this slide was provided to the Company by Khoemacau Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third-party information, and investors are cautioned not to rely on this information. 4. Unless noted otherwise, all information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators.

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